UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 27, 2005


                           TITANIUM METALS CORPORATION
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             (Exact name of registrant as specified in its charter)


 Delaware                              0-28538               13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                              80202
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code           (303) 296-5600
                                                   -----------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01       Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in the press release issued on January 27, 2005, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



Item 9.01       Financial Statements and Exhibits.

     (c) Exhibits.

         Item No. Exhibit Index
         -------  -------------
         99.1     Press Release dated January 27, 2005 issued by the Registrant.

                                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           TITANIUM METALS CORPORATION
                           (Registrant)

                           /s/ Joan H. Prusse
                           ---------------------------------------------------
                           Joan H. Prusse
                           Vice President, General Counsel and Secretary



Date: January 27, 2005





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                                INDEX TO EXHIBITS

Exhibit No.             Description
----------              ------------------
99.1                    Press Release dated January 27, 2005.

                                                                    EXHIBIT 99.1

                                  PRESS RELEASE


FOR IMMEDIATE RELEASE:                              CONTACT:

Titanium Metals Corporation                         Bruce P. Inglis
1999 Broadway, Suite 4300                           VP - Finance, Treasurer
Denver, Colorado 80202                                   & Corporate Controller
                                                    (303) 296-5600


                    TIMET REACHES LABOR ACCORD AT OHIO PLANT

     DENVER, COLORADO . . . January 27, 2005 . . . Titanium Metals Corporation (TIMET) (NYSE: TIE) announced that the hourly workforce at its titanium mill products facility in Toronto, Ohio has ratified a new labor agreement that will expire in July 2008. The new agreement represents an early re-negotiation of the current agreement which was not due to expire until July 2005.

     The United Steelworkers of America (Local 5644) represents approximately 350 employees at the Toronto facility, including both production and maintenance employees, as well as clerical and technical employees.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on its website at www.timet.com.

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